UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2022 (September 20, 2022)

Ensysce Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38306	82-2755287
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7946 Ivanhoe Avenue, Suite 201 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 263-4196

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENSC	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	ENSCW	OTC Pink Open Market

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported on Current Reports on Form 8-K filed July 6, 2022 and August 9, 2022, on June 30, 2022, Ensysce Biosciences, Inc. (“Ensysce” or the “Company”) entered into a Securities Purchase Agreement (the “SPA”) for an aggregate financing of $8.0 million with institutional investors. At two closings under the SPA, the first occurring on June 30, 2022 and the second occurring on August 8, 2022, the Company issued to the investors (i) senior secured convertible promissory notes in the aggregate principal amount of $8.48 million for an aggregate purchase price of $8 million (collectively, the “Notes”) and (ii) warrants (collectively, the “Warrants”) to purchase 9,335,780 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in the aggregate.

On September 20, 2022, the parties entered into a Letter Agreement (the “Letter Agreement”). Among other matters, the parties to the Letter Agreement reduced the Conversion Price for the remaining balance of the Company’s outstanding 2021 Senior Secured Convertible Notes from $0.35 (reduced on August 8, 2022 from $0.78 for the period from August 8, 2022 until October 1, 2022) to $0.23 for the period from September 20, 2022 until September 30, 2022. The 2021 Senior Secured Convertible Notes remain due and payable on October 10, 2022, at which time they must be satisfied with cash.

Additional information about the 2021 Senior Secured Convertible Notes was provided in a Current Report on Form 8-K filed November 10, 2021.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.6	Letter Agreement dated September 20, 2022, by and among the Company and three other signatories thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2022

Ensysce Biosciences, Inc.

By:	/s/ Lynn Kirkpatrick
Name:	Dr. Lynn Kirkpatrick
Title:	President and Chief Executive Officer

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